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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2005

                            AXSYS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

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
                   Delaware                                0-16182                         11-1962029
(State or Other Jurisdiction of Incorporation)    (Commission File Numbers)    (I.R.S. Employer Identification No.)
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175 Capital Boulevard, Suite 103
Rocky Hill, Connecticut                                                 06067
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (860) 257-0200

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 23, 2005, Axsys Technologies, Inc., a Delaware corporation ("Axsys"), entered into an agreement (the "Purchase Agreement") with Diversified Optical Products, Inc., a New York corporation ("DiOP"), and its stockholders:
Louis R. Fantozzi, Lawrence Kessler and Paul Parkas ("Stockholders"). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, Axsys will purchase from Stockholders all of the outstanding capital stock of DiOP.

      DiOP is a manufacturer of high-end thermal surveillance camera systems and lenses.

      The purchase price of this transaction is $60.0 million, subject to adjustment based on certain working capital and cash balance tests and payoff of certain of DiOP's liabilities at closing.

      The parties have made customary representations, warranties and covenants in the Purchase Agreement and the completion of the acquisition is subject to customary conditions, including satisfactory completion of certain due diligence.

      The representations and warranties of Axsys, DiOP and Stockholders in the Purchase Agreement were made to each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that were exchanged in connection with signing the Purchase Agreement. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, because they are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the these disclosure schedules.

      The foregoing description of the acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

      Axsys announced the acquisition in a press release on March 23, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01   OTHER EVENTS

      On March 24, 2005, management conducted an investor conference call and webcast to discuss the proposed acquisition of DiOP. During the call, a question was asked whether the acquisition would enable Axsys "to show earnings growth year-over-year considering the 40% tax rate that goes into effect this year?" Management responded, "I think the short answer is yes," with a caveat added that until the transaction closes, management did not want to give any new, or update current, guidance. Upon reviewing a transcript of the conference call, management believes they may have misinterpreted the question. Assuming fiscal year 2004 was taxed at the expected 2005 effective tax rate, management does expect year-over-year earnings growth. Prior to this transaction, management announced for fiscal year 2005, anticipated annual revenues of approximately $114.0 million, annual operating income of approximately $11.0 million and an effective tax rate of 38.5%. While management expects the DiOP acquisition to be modestly accretive to the previously announced guidance for 2005, more specific guidance will be provided when the transaction closes.

      The foregoing statement is based upon the current beliefs and expectations of Axsys' management and is subject to significant risks and uncertainties. Actual results may differ from those set forth in such statement. The following factors, among others, could cause actual results to differ from those set forth in such statement: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that could cause Axsys' results to differ materially from those described in such statement can be found in the 2004 Annual Report on Form 10-K of Axsys filed with the SEC and available at the SEC's Internet site.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

            The following exhibits are filed with this report:

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
Exhibit No.                          Exhibit Description
-----------  -------------------------------------------------------------------
2.1 Stock Purchase Agreement, dated March 23, 2005, by and among Axsys Technologies, Inc., Diversified Optical Products, Inc. and its stockholders (the registrant will furnish supplementally a copy of the schedules to the Commission upon request)

99.1         Press release issued by Axsys Technologies, Inc., dated
             March 23, 2005
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AXSYS TECHNOLOGIES, INC.


                                         By: /s/ David A. Almeida
                                            -------------------------
                                             David A. Almeida
                                             Chief Financial Officer

Date:  March 23, 2005

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                                  EXHIBIT INDEX

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
Exhibit No.                        Exhibit Description
-----------  ------------------------------------------------------------------
2.1 Stock Purchase Agreement, dated March 23, 2005, by and among Axsys Technologies, Inc., Diversified Optical Products, Inc. and its stockholders

99.1         Press release issued by Axsys Technologies, Inc., dated
             March 23, 2005
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